SECURED PROMISSORY NOTE

$1,000,000.00	July 24, 2025

FOR VALUE RECEIVED, Foreland Refining Corporation, a Texas corporation, having a business address at 707 W. 700 S., Suite 101, Woods Cross, UT 84087 (the “Maker” or “Company”), hereby promises to pay to KF Business Ventures, LP, a California limited partnership (“Payee”), having a business address of 1520 Tower Grove Drive, Beverly Hills, CA 90210, or at such other place as Payee may from time to time designate to Maker in writing, the principal sum of ONE MILLION and NO/100 DOLLARS ($1,000,000.00) (the “Principal Sum”), in lawful money of the United States of America, together with interest at the Interest Rate (as defined below) compounding annually on said Principal Sum or so much thereof as shall be outstanding hereunder from time to time, to be computed from and after July 24, 2025.  The Principal Sum of this note (“Note”) and all accrued interest hereunder shall be due and payable on the Maturity Date, defined below.

1.The Note.

a.The “Interest Rate” shall be equal to thirty percent (30%) per annum, computed on the basis of actual number of days elapsed based on a three hundred sixty-five (365) day year. Unless otherwise specified herein, interest shall be paid upon maturity.

b.The “Maturity Date” shall be November 24, 2025, however, the Company may prepay the Note at anytime without penalty. All payments made hereunder shall be applied: (i) first, to the payment of any amounts other than principal and accrued interest owing hereunder; (ii) second, to accrued interest under the Notes (as defined below); and (iii) third, to the payment of outstanding principal.

This Note and the Principal Sum and any and all interest accrued and unpaid thereon shall be the obligation of Maker, and Payee shall be entitled to full recourse against Maker for performance and satisfaction of all obligations of Maker with respect hereto.  In addition, the obligations of Maker in respect of this Note and the Principal Sum and any and all interest accrued and unpaid thereon shall be secured by all of the assets of 2020 Resources LLC (“2020 Resources”) as described below.

c.Commitment Share Issuance.  As additional consideration for Payee entering into the Note, Maker’s parent company, Sky Quarry Inc. (“Sky”), has agreed to issue five hundred thousand (500,000) fully paid and non-assessable shares of its common stock (“Sky Shares”) to Payee.  The Sky Shares shall be issued upon Payee’s funding of this Note.

2.Covenants

a.Use of Company Proceeds. Sky has issued that certain Secured Promissory Note to Payee, dated December 2, 2024 in the original principal amount of $1,200,000, as amended (together with this Note, the “Notes”). In consideration for Sky guarantying this Note and causing 2020 Resources to provide security for the payment thereon, Maker warrants, covenants, and agrees, to allocate no less than sixty percent (60%) of all proceeds derived from the Company’s Regulation C Offering (“Reg CF Offering”) that is currently being conducted to the repayment of the Notes together with any subsequent promissory notes issued by Sky, 2020 Resources, or Maker to Payee. The Company shall continue to allocate sixty percent (60%) of all proceeds from the Reg CF Offering, and any other offerings of its securities, towards the repayment of the Notes until all Notes are paid in full (including all interest thereon). Notwithstanding the foregoing, only proceeds received by Maker from closings related to the Reg CF Offering after the date hereof shall be allocated to Payee by Maker; provided, that, nothing contained herein shall be construed to excuse payment of this Note in full as a result of a failure to raise proceeds from the Reg CF Offering (or any other offerings) and all obligations shall become due and payable upon the Maturity Date.

b.Information Requirements.

i.Monthly Reports.  Within twenty-two (22) days after the end of each month, the Maker shall deliver to the Payee such interim income statements, balance sheets and/or financial statements as the Payee shall deem necessary, all prepared in accordance with sound accounting principles consistently applied and certified by the Maker to be true and correct, together with such other information as required to be provided to investors pursuant to the Reg CF Offering.

ii.Notice of Default.  Promptly upon becoming aware of an Event of Default (as defined herein), the Maker will give the Payee notice of the Event of Default, together with a written statement setting forth the details of the Event of Default and any action taken or contemplated to be taken by the Maker with respect thereto.

iii.Further Information.  The Maker will promptly furnish or shall cause to be promptly furnished to the Payee such other information, and in such form, as the Payee may request from time to time.

c.Restrictive Covenants. Unless otherwise specified in the documentation related to the Reg CF Offering (which shall only apply to the extent provided to the Payee), and until repayment of the Notes in full, Payee’s prior written consent shall be required for the following Company actions:

i.Adoption or modification of any compensation for any executive officer of the Company;

ii.Except as previously approved in a budget presented to Payee, the purchase, lease or other acquisition of assets, or the sale, transfer, lease or other disposition of assets of the Company;

iii.Commencement or settlement of any litigation, the cost of which is reasonably likely to exceed $10,000;

iv.Declaration of dividends by the Company or its affiliates;

v.Changes to the CEO, CFO and Executive Vice President of the Company;

vi.Changes to the composition of the Board of Directors of the Company;

vii.Filing of any bankruptcy petition; or

viii.Entering into material contracts outside the normal course of business.

3.Security.  The Company’s parent company, Sky, shall cause its wholly-owned subsidiary, 2020 Resources, to pledge as security for the repayment of the Notes all of its assets, subject to all prior liens and encumbrances to the extent recorded and perfected.

4.Guaranty.  SKY shall provide Payee a guaranty for the repayment of the Notes.

5.Warrants.  As additional consideration for Payee entering into Note, SKY has agreed to issue to Payee warrants to purchase up to 2,000,000 shares of its common stock at the Nasdaq Minimum Price as of the date immediately prior to the date hereof.

6.Default. Notwithstanding anything to the contrary contained herein, the entire unpaid balance of the Principal Sum, together with all interest accrued and unpaid thereon and all other sums, if any, then due and payable by Maker to Payee hereunder, shall become due and payable, at Payee’s election and upon written notice to Maker of such election, if an Event of Default (as hereinafter defined) shall occur and be continuing under this Note.

The following shall constitute an “Event of Default”:

a.Maker’s failure to pay all amounts due to Payee under any of the Notes pursuant to the agreed upon allocation of the distribution of funds set forth above, in connection with the Reg CF Offering (60% of all Company proceeds);

b.Maker’s breach of any agreement, covenant, or warranty contained herein, including but not limited to those contained in Section 2 hereof;

c.Maker’s failure to pay all amounts due under any of the Notes on the Maturity Date; or

d.The commencement of any case, proceeding or other action relating to the bankruptcy or insolvency of Maker or Maker’s general inability to pay Maker’s debts as they become due.

7.Waivers.

a.Maker, for itself and its successors and assigns, hereby waives presentment for payment, demand, notice of dishonor, protest, notice of protest and any other notice Maker may lawfully waive and any and all lack of diligence or delays in the collection or enforcement hereof, and waives and renounces all rights to the benefits of any statute of limitations and any moratorium, appraisal, exemption and homestead rights now provided or which may hereafter be provided by any federal or state statute, including, but not limited to, exemptions provided or allowed under the Bankruptcy Reform Act of 1978, as amended, both as to itself and as to all of its property, whether real or personal, against the enforcement and collection of the obligations evidenced by this Note and any and all extensions, renewals and modifications hereof.

b.No failure on the part of Payee to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Note preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

c.THE MAKER HEREBY EXPRESSLY, KNOWINGLY AND VOLUNTARILY WAIVES ALL BENEFIT AND ADVANTAGE OF ANY RIGHT TO A TRIAL BY JURY, AND WILL NOT AT ANY TIME INSIST UPON, OR PLEAD OR IN ANY MANNER WHATSOEVER CLAIM OR TAKE THE BENEFIT OR ADVANTAGE OF A TRIAL BY JURY IN ANY ACTION ARISING IN CONNECTION WITH THIS NOTE.

8.Governing Law. The provisions of this Note shall be governed by and interpreted in accordance with the laws of the State of Utah applicable to agreements made and to be performed entirely within such State.  The invalidity, illegality or unenforceability of any provision of this Note shall not affect or impair the validity, legality or enforceability of the remainder of this Note, and to this end, the provisions of this Note are declared to be severable.

9.Notice. All notices required or permitted by this Note to be given to any party shall be in writing and shall be delivered personally, or sent by certified mail, return receipt requested, or by Federal Express or similar overnight service, prepaid recorded delivery, addressed as follows:

If to the Maker:  to the address referenced above, and

If to Payee:  to the address referenced above,

and shall be deemed to have been duly given when so delivered personally or, if mailed or sent by overnight courier, upon delivery; provided, that a refusal by a party to accept delivery shall be deemed to constitute receipt.

10.Miscellaneous.

a.Severability. The provisions of this Note are intended to be severable.  If any term or provision of this Note, or the application thereof to any Person or circumstance, shall to any extent be invalid or unenforceable, the remainder of this Note, or the application of such term or provision to Persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Note shall be valid and enforceable to the fullest extent permitted by Law.

b.Duration; Survival. All representations and warranties of the Maker contained in this Note shall survive the making of and will not be waived by the execution and delivery of this Note or by any investigation by the Payee.  Notwithstanding termination of this Note or an Event of Default, all covenants and agreements of the Maker will continue in full force and effect until payment in full of the Notes, interest thereon, and all fees and other obligations of the Maker under the Notes. Without limitation, it is understood that all obligations of the Maker to make payments to or indemnify the Payee will survive the payment in full of the Notes and of all other obligations of the Maker under this Note.

c.Successors and Assigns. The provisions of this Note shall bind Maker and Maker’s successors and assigns and inure to the benefit of Payee and its successors and assigns.

d.Transaction Fees. Payee may deduct up to $15,000 from the proceeds of the Note for the payment of its legal fees in connection with the Note.

e.Amendments. This Note may not be changed, amended, modified or discharged orally, but only by an instrument signed by Maker and Payee, and may be waived only by an instrument in writing signed by the party waiving compliance.

IN WITNESS WHEREOF, the undersigned has executed this Note as of the 24th day of July 2025.

FORELAND REFINING CORPORAITON

By: /s/ David Sealock
Name: David Sealock
Title: CEO